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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 7, 2005
                                                         -----------------

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)


   Delaware                        333-127233                    13-3416059
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(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


              250 Vesey Street
     4 World Financial Center 28th Floor
             New York, New York                                         10080
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  (Address of principal executive offices)                             Zip Code


           Registrant's telephone, including area code: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 8.01.  Other Events.

     On September 29, 2005, Merrill Lynch Mortgage Investors, Inc. issued its Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2005-BC3, such series representing interests in a pool of fixed and adjustable rate conventional one- to four-family mortgage loans secured by first liens. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated August 26, 2005, as supplemented by the prospectus supplement dated September 27, 2005 (collectively, the "Prospectus").

     The Certificates consist of the following classes: Class A-1A, Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M7, Class B-1, Class B-2, Class B-3, Class B-4, Class C, Class P and Class R.

     The Certificates represent beneficial ownership interests in the Trust Fund. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus. The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2005, among Merrill Lynch Mortgage Investors, Inc., as depositor, Wilshire Credit Corporation, as servicer, and JPMorgan Chase Bank, National Association, as trustee (the "Pooling and Servicing Agreement").

     An amendment to the Pooling and Servicing Agreement is attached hereto as an exhibit.
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ITEM 9.01.  Financial Statements and Exhibits

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

Item 601(a)
of Regulation S-K
Exhibit No.                  Description
-----------                  -----------
4.1                          Amendment No. 1, dated as of November 7, 2005, to
                             Pooling and Servicing Agreement among Merrill Lynch
                             Mortgage Investors, Inc., as depositor, Wilshire
                             Credit Corporation, as servicer and JPMorgan Chase
                             Bank, N.A. as trustee, dated as of September 1, 2005, for Specialty Underwriting and Residential
                             Finance Trust Mortgage Loan Asset-Backed
                             Certificates, Series 2005-BC3.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.


Date: November 7, 2005


                                          By: /s/ Matthew Whalen
                                              ------------------
                                          Name:  Matthew Whalen
                                          Title: President
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                                INDEX TO EXHIBITS

Exhibit No.                  Description
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4.1                          Amendment No. 1, dated as of November 7, 2005, to
                             Pooling and Servicing Agreement among Merrill Lynch
                             Mortgage Investors, Inc., as depositor, Wilshire
                             Credit Corporation, as servicer and JPMorgan Chase
                             Bank, N.A., as trustee, dated as of September 1, 2005, for Specialty Underwriting and Residential
                             Finance Trust Mortgage Loan Asset-Backed
                             Certificates, Series 2005-BC3.